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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (date of earliest event reported): DECEMBER 8, 2000


                               U.S. REALTEL, INC.
                               ------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
                                    --------
                 (State or Other Jurisdiction of Incorporation)


         0-30401                                           36-4360426
         -------                                           ----------
(Commission File Number)                       (IRS Employer Identification No.)


555 WEST MADISON, SUITE 510, CHICAGO, ILLINOIS                          60661
----------------------------------------------                          -----
   (Address of Principal Executive Offices)                           (Zip Code)


                                 (312) 559-0391
                                 --------------
              (Registrant's Telephone Number, Including Area Code)



             555 WEST MADISON, ATRIUM LEVEL SOUTH, CHICAGO, ILLINOIS
             -------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 2.   Acquisition or Disposition of Assets.

          On December 8, 2000, the sale of substantially all of the assets of U.S. RealTel, Inc. (the "Company") to Apex Site Management, Inc., a wholly-owned indirect subsidiary of SpectraSite Holdings, Inc, was consummated (the "Asset Sale"). The terms and effects of such transaction are described in the Company's definitive Information Statement with respect to such transaction filed with the Commission under Schedule 14C on November 7, 2000, which is hereby incorporated by reference.

Item 5.   Other Events.

          On December 21, 2000, the Company issued a press release regarding the Asset Sale, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein in its entirety by reference.

Item 7.   Financial Statements and Exhibits.

          (b)  Pro Forma financial information.

          The pro forma financial information of the Company giving effect to the Asset Sale is attached hereto as Exhibit 99.2.

          (c)  Exhibits.

          99.1      Press release issued by the Company on December 21, 2000.

          99.2      Pro Forma Condensed Consolidated Financial Statements

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             U.S. REALTEL, INC.



Date: February 23, 2001                 By: /s/ Mark J. Grant
                                            ------------------------------------
                                             Mark J. Grant, President
                                                   (Signature)